                                                                   Exhibit 3.5

                                 [QUEBEC LOGO]


                          CERTIFICATE OF INCORPORATION
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)



                    I hereby attest that


                    9067-5042 QUEBEC INC.


                    has incorporated on SEPTEMBER 1, 1998, pursuant to
                    Part IA of the Companies Act, as indicated in the attached articles of incorporation .







FILED IN THE REGISTER ON AUGUST 28, 1998
UNDER DESIGNATING NO. 1147950779
                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

E110I19Q77900SA

[Quebec Logo]
Inspector General of
Financial Institutions                             Form 1
                                                   ARTICLES OF INCORPORATION
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A


--------------------------------------------------------------------------------
1   Company Name

      9067-5042 QUEBEC INC.
--------------------------------------------------------------------------------

2.  Judicial district   3.  Precise or minimum     4.  Date of coming into
of Quebec where the     and maximum number of      force if prior to
Company has its head    directors                  filing date
office                  Minimum: 1
Montreal                Maximum: 10                September 1, 1998
--------------------------------------------------------------------------------

5.  Description of share capital

See Schedule A which is an integral part of this filing.
--------------------------------------------------------------------------------

6. Restrictions on transfer of shares, if any

See Schedule B which is an integral part of this filing
--------------------------------------------------------------------------------

7.  Limits imposed on its activity, if any
      N/A
--------------------------------------------------------------------------------

8.  Other provisions

See Schedule C which is an integral part of this filing

--------------------------------------------------------------------------------

9.  Incorporators

--------------------------------------------------------------------------------

Last name, first name       Address including     Signature of each incorporator
                            postal code           (if corporation, signature of
                            (if corporation,      authorized person)
                            indicate head office
                            and incorporating law
--------------------------------------------------------------------------------

FONDATEURS INTELTEX INC.    651 Notre-Dame St. West      [signed]
INTELTEX INCORPORATORS INC. 3rd floor                    President
                            Montreal, Quebec
                            H3C 1J1

                            Corporation incorporated
                            under Canada Business
                            Corporations Act
--------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.

--------------------------
  For official use only:

  Gouvernement du Quebec
    filed on
    August 25, 1998
  Inspector General of
  Financial Institutions
--------------------------

                                   SCHEDULE A

                                   RESPECTING

                                  SHARE CAPITAL

The unlimited share capital of the Company consists of nine (9) classes which have the following rights, some of which may be exercised according to the following procedure:


                     PART 1 - RIGHTS ATTACHED TO THE SHARES


A) CLASS A COMMON SHARES: The number of Class A shares is unlimited and the consideration paid to the subdivision of the issued and paid-up share capital account that is attached to these shares is also unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

1) DIVIDEND AND PARTICIPATION. Class A shareholders, equally with the Class B shareholders and proportionally to the number of shares held by each of them, subject to the rights and privileges conferred by the other classes of shares, are entitled to:

     a) participate in the property, profits and surplus assets of the Company, and for that purpose receive any dividend declared by the Company, the amount and payment terms of which are left to the sole discretion of the Board of Directors; and

     b) share in the residue of property upon the voluntary liquidation, forced liquidation, dissolution or any other distribution of the property of the Company.

2)   RESTRICTION.  In addition to the conditions imposed by section 123.70 and
123.56 of the COMPANIES ACT, the Company may not pay any dividend on the Class A shares or buy these shares by private agreement if, by so doing, the liquidation value of the net assets of the Company does not suffice to redeem the Class E, F and G shares.

3) RIGHT TO VOTE. The Class A shareholders have the right to receive the notice of any meeting of shareholders of the Company, and to attend it and to vote, except at a meeting where the right to vote is limited to another class of shareholders, and each Class A share confers on them one (1) vote.

B) CLASS B COMMON SHARES: The number of Class B shares is unlimited and the consideration paid to the subdivision of the issued and paid-up share capital account that is attached to these shares is also unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

1) DIVIDEND AND PARTICIPATION. The Class B shareholders equally with the Class A shareholders and proportional to the number of shares held by each of them, are entitled, subject to the rights and privileges conferred by the other classes of shares, to:

     a) to participate in the property, profits and surplus assets of the Company, and for that purpose receive any dividend declared by the Company, the amount and time and payment terms of which are at the discretion of the Board of Directors; and

     b) share in the residue of property upon the voluntary liquidation, forced liquidation, dissolution or any other distribution of the property of the Company.

2)   RESTRICTION.  In addition to the conditions imposed by section 123.70 and
123.56 of the COMPANIES ACT, the Company may not pay any dividend on the Class B shares or buy these shares by private agreement if, by so doing, the liquidation value of the net assets of the Company does not suffice to redeem the Class E, F and G shares.

3) RIGHT TO VOTE. The Class B shareholders have the right to receive the notice of any meeting of the shareholders of the Company, to attend such meeting and to vote except at a meeting where the right to vote is limited to another class of shareholders, and each Class B share confers on them one (1) vote .

4) RIGHT OF EXCHANGE. Each Class B shareholder has have the right at all times and at his discretion with respect to some or all of the shares and on written notice to require the exchange of his shares for Class E shares according to the procedure established in section A) of Part II below.

a)   TERMS OF EXCHANGE
     The exchange occurs as follows: the exchange rate is one (1) Class E share for each Class B share exchanged; the Class B shares so exchanged are automatically cancelled on the date of their exchange and the Company adjusts the subdivisions of its issued and paid-up share capital account attached to the Class B and E shares accordingly, all in accordance with the provisions of the COMPANIES ACT.

b)   DETERMINATION OF THE FAIR MARKET VALUE OF THE EXCHANGED SHARES
     When the Class B shares are exchanged for Class E shares, the Company and each Class B shareholder who exchanges shares, using a method deemed fair and reasonable, determine by mutual agreement and in good faith, the fair market value of the Class B shares.


C) CLASS C PREFERRED SHARES: The number of Class C shares is unlimited and the consideration paid to the subdivision of the issued and paid-up share capital account attached with these shares is also unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) ABSENCE OF DIVIDEND AND PARTICIPATION. The Class C shareholders do not participate in the profits or surplus assets of the Company and for this purpose have no right to any dividend declared by the Company.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a partial or total distribution of the assets of the Company, each Class C shareholder is entitled, in priority over the shareholders of all other classes, to the reimbursement of the amount paid to the subdivision of the issued and paid-up share capital account that is attached to the Class C shares.

     INSUFFICIENT ASSETS
           If the assets of the Company are insufficient to pay in full the amount due to the Class C shareholders in accordance with the above, they share it proportionally to the number of Class C shares they own.

     3) RIGHT TO VOTE. The Class C shareholders have the right to receive notice of any meeting of the shareholders of the Company, to attend it and to vote in it except at a meeting at which the right to vote is limited to shareholders of another class, and each Class C share confers on them one
     (1) vote.

     4) AUTOMATIC REDEMPTION UPON THE DEATH OF THE SHAREHOLDER. Subject to the provisions of the second paragraph of section 123.54 of the COMPANIES ACT, the Company automatically redeems all the Class C shares a shareholder owns at his death, upon receipt of the certificate(s) representing the shares that are the subject of the automatic redemption in accordance with the procedure defined in b) of Part II below. The redemption price is equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the shares subject to automatic redemption. The automatic redemption also affects shares that are held on behalf of a deceased shareholder by a trustee or a custodian, to the extent that the deceased was the shareholder and not the trustee or the custodian.

     5)   RIGHT TO PURCHASE BY PRIVATE AGREEMENT. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may, at any time when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class C shares issued and outstanding

D) CLASS D PREFERRED SHARES: The number of Class D shares is unlimited and the consideration paid to the subdivision of the issued and paid-up share capital account attached with these shares is also unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDEND. When the Company declares a dividend, each Class D shareholder is entitled to receive up to the dividend declared, in priority over shareholders of all other classes, from the funds applicable to the payment of dividends, an annual preferred non-cumulative dividend at a maximum of the prime rate for commercial loans of the Company's banking or financial institution on the date of the declaration of the dividend less one percent (1%), calculated on the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class D shares. It is the responsibility of the directors to determine the date, time and conditions of its payment.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a partial or total distribution of the assets of the Company, the Class D shareholders are entitled, in priority over the shareholders of classes A, B, E, F, G, H and I but subsequent to shareholders of Class C shares, to the payment of the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class D shares, to which amount is added, where appropriate, the amount of dividends declared but not paid with respect to Class D shares.

     INSUFFICIENT ASSETS
          If the assets of the Company are insufficient to pay in full the amount due to the Class D shareholders in accordance with the above, they share it proportionally to the number of Class D shares they own.

     3) ABSENCE OF ADDITIONAL PARTICIPATION. The Class D shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

     4) RIGHT TO VOTE. Each Class D shareholder has the right to receive notice of any meeting of the shareholders of the Company, to attend it and to vote in it except at a meeting at which the right to vote is limited to shareholders of another class, and each Class D share confers on them one
     (1) vote.

     5) RIGHT OF REDEMPTION AT THE REQUEST OF THE SHAREHOLDER. Subject to the provisions of the second paragraph of section 123.54 of the COMPANIES ACT, each Class D shareholder has the right, at any time and on written request, to demand the redemption of some or all of their shares by the Company at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class D shares, to which is added the amount, if any, of dividends declared but not paid with respect to the Class D shares. The redemption occurs in accordance with the procedure established in section C) of Part II below.

     6)   RIGHT TO PURCHASE BY PRIVATE AGREEMENT.  Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may , when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class D shares issued and outstanding.


E) CLASS E PREFERRED SHARES: The number of Class E shares is unlimited, and the consideration paid to the subdivision of the shared and paid-up capital account attached to these shares is also unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDEND. When the Company declares a dividend, each Class E shareholder is entitled to receive up to the dividend declared, with priority over shareholders of classes A, B, F, G, H and I shares, but subsequent to holders of Class D shares, from the funds applicable to the payment of dividends a monthly, preferred non-cumulative dividend of a maximum of one percent (1%) per month, calculated on the "redemption value" of the Class E shares, as this "redemption value" is defined in 5) below. It is the responsibility of the directors to determine the time and conditions of its payment.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a partial or total distribution of the assets of the Company, each holder of Class E shares, with priority over holders of classes A, B, F, G, H and I shares but subsequent to shareholders of Class C and D shares, to the payment of the "redemption value" of the Class E shares as this "redemption value" is defined in paragraph 5) below, to which value is added, where appropriate, the amount of the dividends declared but not paid with respect to Class E shares.

     INSUFFICIENT ASSETS
          If the assets of the Company are insufficient to pay in full the amount due to the Class E shareholders in accordance with the above, they share it proportionally to the number of Class E shares they own.

     3) ABSENCE OF ADDITIONAL PARTICIPATION. The Class E shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

     4) ABSENCE OF RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, the Class E shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

     5) RIGHT OF REDEMPTION AT THE REQUEST OF THE SHAREHOLDER. Subject to the provisions of the second paragraph of section 123.54 of the COMPANIES ACT, each holder of Class E shares is entitled, at any time and at their discretion, to demand, on written request, the redemption of some or all of their shares by the Company at a price equal to the "redemption price" plus, if any, an amount equal to all dividends declared on the shares but not paid regarding the Class E shares. The redemption occurs in accordance with the procedure defined in section C) of Part II below.

     a)   REDEMPTION VALUE
          The "REDEMPTION VALUE" corresponds to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class E shares, to which amount is added a premium equal to the surplus of the fair market value of the Class B shares when exchanged for Class E shares on the amount paid for these shares in the subdivision of the issued and paid-up share capital account attached to the Class E shares.

     b)   FAIR MARKET VALUE OF EXCHANGED SHARES
          When the redemption involves some or all of the Class E shares that were issued in consideration for the exchange of Class B shares and it is a matter of fixing the value of the premium mentioned above, the Company and each Class E shareholder whose shares are the subject of the redemption use the fair market value of the Class B shares when they were exchanged for Class E shares, as this fair market value was determined in accordance with paragraph 4 b) of Class B of Part I above.

     c)   ADJUSTMENT OF THE PREMIUM IN CASE OF A CHALLENGE BY THE GOVERNMENT
          In case of a challenge by Revenue Quebec or Revenue Canada or both, regarding the evaluation of the fair market value of Class B shares as part of their exchange for Class E shares, the government evaluation in question prevails. The amount of the premium related to the redemption of the reevaluated shares is adjusted accordingly, if the department in question provides the Company and each Class E shareholder (formerly Class B shareholder) or, in case of complete redemption of shares, to the Company and to each former Class E shareholder, the opportunity to contest its evaluation with the department or before the courts. In case of divergence between the provincial and federal evaluations, the lower of the evaluations fixed in accordance with an undisputed assessment or a final judgment, if any, is used.

     6)   RIGHT TO PURCHASE BY PRIVATE AGREEMENT.  Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class E shares issued and outstanding. However, this purchase price must never exceed the total redemption price indicated in paragraph 5) above or exceed the book value of the net assets of the Company.

F) CLASS F PREFERRED SHARES: The number of Class F shares is unlimited; and the consideration paid to the subdivision of the shared and paid-up capital account attached to these shares is also unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDEND. When the Company declares a dividend, each Class F shareholder is entitled to receive up to the dividend declared, in priority over shareholders of Class A, B, G, H and I shares but subsequent to shareholders of classes D and E, from the funds applicable to the payment of dividends a monthly, preferred non-cumulative dividend of a maximum of one percent (1%) per month calculated on the "redemption value" of the Class F shares as paragraph 5) below defines this "redemption value." It is the responsibility of the directors to determine the time and conditions of its payment.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a partial or total distribution of the assets of the Company, each Class F shareholder is entitled, in priority over the shareholders of Class A, B, G, H and I shares but subsequent to shareholders of Class C, D and E shares, to the payment of the "redemption value" of the Class F shares as paragraph 5) below defines this "redemption value," to which value is added, if any, the amount of dividends declared but not paid on the Class F shares.

     INSUFFICIENT ASSETS
          If the assets of the Company are insufficient to pay in full the amount due to the Class F shareholders in accordance with the above, they share it proportionally to the number of Class F shares they own.

     3) ABSENCE OF ADDITIONAL PARTICIPATION. The Class F shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

     4) ABSENCE OF RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the Class F shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

     5) RIGHT OF REDEMPTION AT THE REQUEST OF THE SHAREHOLDER. Subject to the provisions of section 123.54 of the COMPANIES ACT, each Class F shareholder is entitled, at any time and at its discretion, to demand in writing the redemption of some or all of its shares by the Company at a price equal to their "redemption value," to which is added, if any, the amount of dividends declared but not paid on these Class F shares. The redemption occurs in accordance with the procedure defined in section C) of Part II below.

     a)   REDEMPTION VALUE
          The "redemption value" corresponds to the amount paid for these shares to the subdivision of the issued and paid-up share capital account that is attached to Class F shares, to which amount is added a premium equal to the surplus of the fair market value of the consideration received by the Company at the issuance of these Class F shares on the total formed by:

          i) the amount paid for these shares to the subdivision of its issued and paid-up share capital account that is attached to the Class F shares; and

          ii) the fair market value of any asset, other than a Class F share, given by the Company in payment of this consideration.

     b)   DETERMINATION OF THE FAIR MARKET VALUE OF THE CONSIDERATION
          Upon the issuance of the Class F shares, the Company and each subscriber to Class F shares determine by mutual agreement and in good faith with the help of a method deemed fair and reasonable, the fair market value of each of the assets included in the consideration received by the Company at the issuance of these Class F shares.

     c)   ADJUSTMENT OF THE PREMIUM IN CASE OF A CHALLENGE BY THE GOVERNMENT
          In case of a challenge by Revenue Quebec or Revenue Canada or both, regarding the evaluation of the fair market value of one or several of the assets included in the consideration received by the Company at the issuance of the Class F shares, the government evaluation in question prevails. The amount of the premium related to the redemption of the Class F shares is adjusted accordingly, if the department in question provides the Company and each Class F shareholder, or in case of complete redemption of shares, to the Company and to each former Class F shareholder, the opportunity to contest its evaluation with the department or before the courts. In case of divergence between the provincial and federal evaluations, the lower of the evaluations fixed in accordance with an undisputed assessment or a final judgment, if any, is used.

     6)   RIGHT TO PURCHASE BY PRIVATE AGREEMENT.  Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may, at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class F shares issued and outstanding. However, this purchase price must never exceed the redemption price indicated in paragraph 5) above or exceed the book value of the net assets of the Company.

G) CLASS G PREFERRED SHARES: The number of Class G shares is unlimited; and the consideration paid to the subdivision of the shared and paid-up capital account attached to these shares is also unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDEND. When the Company declares a dividend, each Class G shareholder is entitled to receive up to the dividend declared, in priority over shareholders of classes A, B, H and I but subsequent to shareholders of classes D, E and F, from the funds applicable to the payment of dividends, an annual preferred non-cumulative dividend of a maximum of the prime rate for commercial loans from the banking or financial institution of the Company on the date of the declaration of the dividend plus one percent (1%) per month calculated on the "redemption value" of the Class G shares as paragraph 5) below defines this "redemption value." It is the responsibility of the directors to determine the time and conditions for its payment.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a partial or total distribution of the assets of the Company, each Class G shareholder is entitled, in priority over the shareholders of Class A, B, H and I but subsequent to shareholders of Class C, D, E and F shares, to the payment of the "redemption value" of the Class G shares as paragraph 5) defines this "redemption value," to which value is added, if any , the amount of dividends declared but not paid on the Class G shares.

     INSUFFICIENT ASSETS
          If the assets of the Company are insufficient to pay in full the amount due to the Class G shareholders in accordance with the above, they share it proportionally to the number of Class G shares they own.

     3) ABSENCE OF ADDITIONAL PARTICIPATION. The Class G shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

     4) ABSENCE OF THE RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, the Class G shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

     5) RIGHT OF REDEMPTION AT THE REQUEST OF THE SHAREHOLDER. Subject to the provisions of second paragraph of section 123.54 of the COMPANIES ACT, each Class G shareholder may, at any time and at his discretion, the right to require, on written notice the redemption by the Company of some or all of his shares at a price equal to their "redemption value" to which is added, as appropriate, the amount of dividends declared but not paid with respect to the Class G shares. The redemption occurs in accordance with the procedure established in section C) of Part II below.

     a)   REDEMPTION VALUE
          The "redemption value" corresponds to the amount paid for these shares to the subdivision of the issued and paid-up share capital account that is attached to Class G shares, to which amount is added a premium equal to the surplus of the fair market value of the consideration received by the Company at the issuance of these Class G shares on the total formed by:

          i) the amount paid for these shares to the subdivision of its issued and paid-up share capital account that is attached to the Class G shares; and

          ii) the fair market value of any asset, other than a Class G share, given by the Company in payment of this consideration.

     b)   DETERMINATION OF THE FAIR MARKET VALUE OF THE CONSIDERATION
          Upon the issuance of the Class G shares, the Company and each subscriber to Class G shares determine by mutual agreement and in good faith with the help of a method deemed fair and reasonable, the fair market value of each of the assets included in the consideration received by the Company at the issuance of these Class G shares.

     c)   ADJUSTMENT OF THE PREMIUM IN CASE OF A CHALLENGE BY THE GOVERNMENT
          In case of a challenge by Revenue Quebec or Revenue Canada or both, regarding the evaluation of the fair market value of one or several of the assets included in the consideration received by the Company at the issuance of the Class G shares, the government evaluation in question prevails. The amount of the premium related to the redemption of the Class G shares is adjusted accordingly, if the department in question provides the Company and each Class G shareholder, or in case of complete redemption of shares, to the Company and to each former Class G shareholder, the opportunity to contest its evaluation with the department or before the courts. In case of divergence between the provincial and federal evaluations, the lower of the evaluations fixed in accordance with an undisputed assessment or a final judgment, if any, is used.

     6)   RIGHT TO PURCHASE BY PRIVATE AGREEMENT.  Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may, at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class G shares issued and outstanding. However, this purchase price must never exceed the redemption price indicated in paragraph 5) above or exceed the book value of the net assets of the Company.


H) CLASS H PREFERRED SHARES: The number of Class H shares is unlimited; and the consideration paid to the subdivision of the shared and paid-up capital account attached to these shares is also unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDEND. When the Company declares a dividend, each Class H shareholder is entitled to receive up to the dividend declared, in priority over shareholders of classes A, B and I but subsequent to shareholders of classes D, E, F and G, from the funds applicable to the payment of dividends, an annual preferred non-cumulative dividend of a maximum of eight percent (8%) per year calculated on the amount paid for these shares to the subdivision of the shared and paid-up capital account attached to these Class H shares and it is the responsibility of the directors to determine the time and conditions for its payment.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a partial or total distribution of the assets of the Company, each Class H shareholder is entitled, in priority over the shareholders of classes A, B and I but subsequent to shareholders of Class C, D, E, F and G shares, to the reimbursement of the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class H shares, to which amount is added, if any, the amount of dividends declared but not paid on the Class H shares.

     INSUFFICIENT ASSETS
          If the assets of the Company are insufficient to pay in full the amount due to the Class H shareholders in accordance with the above, they share it proportionally to the number of Class H shares they own.

     3) ABSENCE OF ADDITIONAL PARTICIPATION. The Class H shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

     4) ABSENCE OF THE RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, the Class H shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

     5) RIGHT OF REDEMPTION AT THE REQUEST OF THE SHAREHOLDER. Subject to the provisions of second paragraph of section 123.54 of the COMPANIES ACT, each Class H shareholder may, at any time and at his discretion, the right to require, on written notice, the redemption by the Company of some or all of his shares at a price equal to the amount paid for these shares in the subdivision of the issued and paid-up share capital account that is attached to the Class H shares, to which is added, if any, the amount of dividends declared but not paid with respect to the Class H shares. The redemption occurs in accordance with the procedure established in section
     C) of Part II below.

     6)   RIGHT TO PURCHASE BY PRIVATE AGREEMENT.  Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may, at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class H shares issued and outstanding.


I) CLASS I PREFERRED SHARES: The number of Class I shares is unlimited; and the consideration paid to the subdivision of the shared and paid-up capital account attached to these shares is also unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDEND. When the Company declares a dividend, each Class I shareholder is entitled to receive up to the dividend declared, in priority over shareholders of classes A or B but subsequent to shareholders of classes D, E, F, G and H, from the funds applicable to the payment of dividends, an annual preferred non-cumulative dividend of a maximum of eight percent (8%) per year calculated on the amount paid for these shares to the subdivision of the shared and paid-up capital account attached to these Class I shares and it is the responsibility of the directors to determine the time and conditions for its payment.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a partial or total distribution of the assets of the Company, each Class I shareholder is entitled, in priority over the shareholders of classes A and B but subsequent to shareholders of Class C, D, E, F, G and H shares, to the reimbursement of the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class I shares, to which amount is added, if any, the amount of dividends declared but not paid on the Class I shares.

     INSUFFICIENT ASSETS
          If the assets of the Company are insufficient to pay in full the amount due to the Class I shareholders in accordance with the above, they share it proportionally to the number of Class I shares they own.

     3) ABSENCE OF ADDITIONAL PARTICIPATION. The Class I shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

     4) ABSENCE OF THE RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, the Class I shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

     5) UNILATERAL RIGHT OF REDEMPTION AT THE REQUEST OF THE COMPANY. Subject to the provisions of second paragraph of section 123.53 of the COMPANIES ACT, the Company, at any time when it considers it appropriate and on written notice of at least thirty (30) days, has the right to unilaterally redeem some or all of the Class I shares at a price equal to the amount paid for these shares in the subdivision of the issued and paid-up share capital account that is attached to the Class I shares, to which is added, if any, the amount of dividends declared but not paid with respect to the Class I shares. The redemption occurs in accordance with the procedure established in section D) of Part II below.

     6)   RIGHT TO PURCHASE BY PRIVATE AGREEMENT.  Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may, at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class I shares issued and outstanding.

                      PART II - EXERCISE OF CERTAIN RIGHTS

A)   RIGHT OF EXCHANGE

     1) EXCHANGE PROCEDURE. If he wishes to exercise his right of exchange, each Class B shareholder presents to the head office of the Company or the office of its transfer agent, written notice indicating the number of Class B shares he wishes to exchange and the date on which he wishes the exchange to take place. This notice is accompanied by the certificate(s) representing the Class B shares that are the object of the exchange and bears the signature of the person registered in the books of the Company as holder of these Class B shares or the signature of his duly authorized agent. When it receives this notice and the certificate(s) representing the Class B shares that are the subject of the exchange, the Company prepares a certificate representing the Class E shares it issues in consideration for the exchange.

     2) PARTIAL EXCHANGE. If the exchange includes only a portion of the shares of the Class B shareholder, the Company must, at no charge, issue a new certificate representing the Class B shares that were not the object of the exchange.

     3) ADJUSTMENT OF THE SUBDIVISIONS OF THE ISSUED AND PAID-UP SHARE CAPITAL ACCOUNT. The Class B shares so exchanged are automatically cancelled on the date of their exchange and the Company adjusts the subdivisions of its issued and paid up share capital account attached to the Class B and E shares accordingly, all as provided in the provisions of the COMPANIES ACT.

B)   AUTOMATIC REDEMPTION UPON THE DEATH OF THE SHAREHOLDER

     1) REDEMPTION PROCEDURE. Upon receipt of the certificate(s) representing the Class C shares that must be the subject of redemption, the Company, without taking into account other classes of shares, undertakes the automatic redemption of these Class C shares and, provided that it may legally do so, the Company has a period of thirty
          (30) days starting from the date of death to pay to the heirs, legatees, liquidators, assigns, agents, legal representatives or successors of the deceased shareholder a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class C shares.

     2) PAYMENT AFTER THE DEADLINE. If the provisions of the second paragraph of section 123.54 of the COMPANIES ACT do not allow the Company to pay the total redemption price to the heirs, legatees, liquidators, assigns, agents, legal representatives or successors of the deceased shareholder by the deadline given, it pays a first portion of the redemption price within the thirty (30) day deadline, provided that it may legally do so, and pays any unpaid balance as soon as it may legally do so.

     3) ADJUSTMENT OF THE SUBDIVISION OF THE ISSUED AND PAID-UP SHARE CAPITAL ACCOUNT. The Class C shares so redeemed upon the death of the shareholder are automatically cancelled on the date of their redemption and the Company adjusts the subdivision of its issued and paid-up share capital account attached to the Class C shares, all in accordance with the COMPANIES ACT.

C)   RIGHT OF REDEMPTION AT THE REQUEST OF THE SHAREHOLDER

     1. REDEMPTION PROCEDURE. If he wishes to exercise his right of redemption, each Class D, E, F, G or H shareholder, as the case may be, presents the head office of the Company or the office if its transfer agent with written notice indicating the number of shares of the Class Concerned that must be redeemed by the Company as well as the date on which he wishes the redemption to take place. This notice is accompanied by the certificate(s) representing the shares of the Class Concerned that are the object of the redemption and bear the signature of the person who is registered in the books of the Company as holder of these shares of the Class Concerned or the signature of his duly authorized agent. Upon receipt of the notice and the certificate(s) representing the shares of the Class Concerned that are the object of the redemption, the Company proceeds with the redemption of the shares of the Class Concerned without taking into account the other classes of shares, and has a period of thirty (30) days starting from the date of redemption to pay the shareholder, or in the case of the redemption of all shares, the former shareholder, of the Class Concerned the redemption price for his shares.

     2. PAYMENT AFTER THE DEADLINE. If the provisions of the second paragraph of section 123.54 of the COMPANIES ACT do not allow the Company to pay the total redemption price to the shareholder or former shareholder by the deadline given above, it pays a first portion of the redemption price within the thirty (30) day deadline, provided that it may legally do so, and pays any unpaid balance as soon as it may legally do so.

     3. PARTIAL REDEMPTION. If the redemption involves only a portion of the shares of the Class D, E, F, G or H shareholder, as appropriate, then issued and outstanding, the Company must, without expense, issue the shareholder concerned a new certificate representing his non-redeemed shares of this class.

     4) ADJUSTMENT OF THE SUBDIVISION OF THE ISSUED AND PAID-UP SHARE CAPITAL ACCOUNT. The Class D, E, F, G or H shares, as appropriate, so redeemed at the request of the shareholder are automatically cancelled on the date of their redemption and the Company adjusts the subdivision of its issued and paid-up share capital account attached to the class of shares concerned, all in accordance with the provisions of the COMPANIES ACT.

D)   UNILATERAL RIGHT OF REDEMPTION BY THE COMPANY

     1) REDEMPTION PROCEDURE. When the Company decides to perform a redemption of Class I shares, it must, at least thirty (30) days before the date provided for this redemption, give written notice of its intention to any Class I shareholder whose shares are targeted by the redemption and who is registered in the book of the Company on the day the notice is sent. Such notice must be sent by registered or certified mail to each shareholder so registered whose shares are targeted by the redemption , at his last address appearing in the book of the Company. The accidental failure or involuntary omission to give such notice to one or more of the said shareholders in no way affects the validity of the redemption with respect to the shares of other shareholders who received it.

     2) PARTIAL REDEMPTION. If the Company proceeds to make a partial redemption of the Class I shares, this redemption occurs proportionally to the number of Class I shares issued and outstanding, not taking into account fractions of shares. If the redemption targets only a portion of the shares of the Class I shareholder then issued and outstanding, the Company must, at no charge, issue the shareholder concerned a new certificate representing his not redeemed shares in this class.


     3) CONTENT OF THE NOTICE. The notice must state the price per share at which the redemption shall take place, the date of the redemption and, if the redemption targets only one portion of the Class I shares issued and outstanding, the number of shares subject to redemption. The notice must also indicate to the shareholders the date, time and place and the procedure provided for the surrender of the certificate(s) representing the shares to be redeemed and for the payment of the redemption price.

     4) ADJUSTMENT OF THE SUBDIVISION OF THE ISSUED AND PAID-UP SHARE CAPITAL ACCOUNT. The Class I shares so redeemed unilaterally by the Company are automatically cancelled on the date of their redemption and the Company reduces the subdivision of the issued and paid-up share capital account attached to the Class I shares, all in accordance with the provisions of the COMPANIES ACT.

E)   RIGHT TO PURCHASE BY PRIVATE AGREEMENT

     The Class C, D, E, F, G, H or I shares, as appropriate, purchased by private agreement are automatically cancelled on the date of their purchase and the Company reduces the subdivision of the issued and paid-up share capital account attached to the class of shares concerned, all in accordance with the provisions of the COMPANIES ACT.


F)   RIGHT OF VETO

     No conversion of some or all of the Class C, D, E, F. G, H or I shares, as appropriate, into shares of another class, existing or not, and no creation of new classes of shares ranking equally or ahead of the shares of the Class Concerned may be authorized and no provisions above relating to the Class Concerned or those relating to the shares of other existing classes may be modified in a way to confer on the shares of these other classes rights or privileges equal or superior to those attached to the shares of the Class Concerned unless this conversion, creation or amendment has been approved by the vote of at least three quarters (3/4) of the shares concerned, as well as separately, for each class of shares for which the rights could be affected by this conversion, creation or amendment, represented by their holders present or represented at a special or general meeting called for this purpose, in addition to the other formalities provided by the COMPANIES ACT.

                                   SCHEDULE B

                                   RESPECTING

                    RESTRICTIONS ON THE ASSIGNMENT OF SHARES

                      CONSENT OF DIRECTORS OR SHAREHOLDERS


No assignment or transfer of shares of the Company may take place without the consent:

     a) of the majority of the directors, which must be attested by a resolution of the Board of Directors or by one (1) or several documents signed by the majority of the directors;

     b) or of a majority of shareholders with the right to vote, such consent to be attested by a resolution of such shareholders or by one (1) or several documents signed by the majority of these shareholders.


This consent may however be given after the assignment or transfer has been registered in the Company's books, in which case the assignment or transfer is and takes effect retroactively on the date of registration of the assignment or transfer of the shares.

                                   SCHEDULE C

                                   RESPECTING

                                OTHER PROVISIONS


1.   CLOSED COMPANY

The Company is a "closed Company" in the meaning of the definition provided in section 5. of the SECURITIES ACT (R.S.Q. chap. V-1.1), and accordingly:

     a) the number of shareholders of the Company is limited to fifty (50), not including those who are or have been employees of the Company or a subsidiary; two persons or more who jointly hold one or more shares are counted as a single shareholder; and

     b)   any public offering by the Company is prohibited.

2.   BORROWING AUTHORITY

     In addition to the powers conferred by the articles of incorporation, in accordance with section 123.13 of the COMPANIES ACT, R.S.Q., chap. C-38, and without restricting the powers conferred on the directors by sections 123.6 and 77 of the COMPANIES ACT, the directors may, when they deem it opportune and without having to obtain the authorization of the shareholders:

     a)   borrow money on the credit of the Company;

     b) issue bonds or other securities of the Company and give them in guarantee or sell them for the prices and amounts deemed appropriate;

     c) mortgage the buildings and immovables or otherwise encumber the movables of the Company in any way.

     d) delegate one (1) or more of the above powers to a director, an executive committee, a committee of the Board of Directors or an officer of the Company.

3.   PARTICIPATION IN MEETINGS USING TECHNICAL MEASURES

     One (1), several or all the shareholders may participate at a shareholders' meeting using technical measures, including the telephone, enabling them to communicate with the other shareholders or persons participating in the meeting. In such cases, the shareholders are deemed to have attended the meeting and the meeting is deemed to have been held in Quebec. The shareholders present at meeting held using such technical measures may consider any matter than may be presented to a shareholders' meeting. A shareholder who participates in a shareholders' meeting using technical measures cannot be represented by a proxy.

4.   MEETINGS OF SHAREHOLDERS OUTSIDE QUEBEC

     The meetings of shareholders of the Company, including the annual general meetings and special meetings, may take place outside Quebec. Moreover, the shareholders of the Company may participate in and vote at any shareholders' meeting outside Quebec by any means allowing all participants to communicate with them.

5.   UNANIMOUS SHAREHOLDERS' AGREEMENT

     When a power that under the articles of incorporation must be exercised by the Board of Directors has been withdrawn from the directors to be assumed by the shareholders under the terms of a unanimous shareholders' agreement according to section 123.91 of the COMPANIES ACT, all reference in the articles to the exercise of this power by the Board of Directors or by one (1) or several directors must be read as being a reference to the exercise of this power by the shareholders' meeting under the terms of the unanimous shareholders' agreement.

                                 [QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                    I hereby attest that


                    VIDEOTRON (1998) LTEE


                    has amended its articles on NOVEMBER 9, 1998, pursuant to
                    Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON NOVEMBER 12, 1998
UNDER DESIGNATING NO. 1147950779
                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

E130L19(77V00SA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

--------------------------------------------------------------------------------

1   Company Name

         Videotron (1998) Ltee
--------------------------------------------------------------------------------

2    |_|  Petition submitted under section 123.140 ff. of the Companies Act


3 The articles of the company are amended as follows:






--------------------------------------------------------------------------------

4. Date of coming into force if different   5. Name of company (or
   from date of filing (see instructions)      designation no.) prior to
                                               the amendment if different from
                                               that appearing in box 1:

                  N/A                                9067-5042 Quebec Inc.

--------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.

Signature of the authorized director:       [signed]
                                            Claude Chagnon


---------------------------
  For official use only:

  Gouvernement du Quebec
     filed on
     November 9, 1998

  Inspector General of
  Financial Institutions
---------------------------

                                 [QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                    I hereby attest that


                    VIDEOTRON (1998) LTEE


                    has amended its articles on NOVEMBER 17, 1998, pursuant to
                    Part IA of the Companies Act, as indicated in the attached articles of amendment.





FILED IN THE REGISTER ON NOVEMBER 26, 1998
UNDER DESIGNATING NO. 1147950779


                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

E130L19(77V00SB

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

--------------------------------------------------------------------------------

1    Company Name

         Videotron (1998) Ltee
--------------------------------------------------------------------------------

2    |_|  Petition submitted under section 123.140 ff. of the Companies Act

3    The articles of the Company are amended as follows:

     The provisions stated in section F) of Schedule A appended to the articles of incorporation of the Company are hereby abrogated and replaced by the provisions set out in Schedule 1 appended hereto as an integral part of this filing;

     each issued and outstanding Class F Preferred Share of the share capital of the Company as constituted before the filing of the articles of amendment is converted into a Class F Preferred Share with the rights, privileges, conditions and restrictions described in Schedule 1 and the capital paid for the Class F shares will be equal to the capital paid for the Class F shares so converted;

     all Class F Preferred shares not issued of the share capital of the corporation as constituted before the filing of the articles of amendment are hereby cancelled.

--------------------------------------------------------------------------------

4. Date of coming into force if different     5. Name of Company (or
   from date of filing (see instructions)        designation no.) prior to the
                                                 amendment if different from
                                                 that appearing in box 1:

                  N/A                                          N/A

--------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.

Signature of the authorized director:       [signed]
                                            Claude Chagnon


---------------------------
  For official use only:

  Gouvernement du Quebec
      filed on
      November 17, 1998

  Inspector General of
  Financial Institutions
---------------------------

                                   SCHEDULE 1

F) CLASS F PREFERRED SHARES: The number of Class F shares is unlimited and the consideration, paid to the subdivision of the issued and paid-up share capital account attached to these shares is also unlimited; these shares are with no par value and have the following rights, privileges, conditions and restrictions:

1) DIVIDEND. When the Company declares a dividend, each Class F shareholder will be entitled to receive, up to the dividend declared, with priority over the shareholders of classes A, B, G, H and I but subsequent to the shareholders of classes D and E, from the funds declared for the purposes of paying dividends, a monthly maximum preferred and non-cumulative dividend of 1% per month, calculated on the "redemption value" of the Class F shares, as paragraph 5) below defines this "redemption value". It is the responsibility of the directors to determine the time and terms of their payment.

2) REIMBURSEMENT. If for any reason but in particular in case of dissolution, voluntary liquidation or forced liquidation, there is a partial or total distribution of the assets of the Company to the shareholders, each Class F shareholder is entitled, in priority over the shareholders of classes A, B, G, H and I but subsequent to shareholders of classes C, D and E, to the payment of the "redemption value" of the Class F shares, as paragraph 5) below defines this "redemption value," to which value is added, where appropriate, the amount of dividends accumulated but not paid with respect to the Class F shares.

     INSUFFICIENT ASSETS

     If the assets of the Company prove to be insufficient to pay in full the amount due to the Class F shareholders in accordance with the above, they will share it proportionally to the redemption value of the Class F shares they hold.

3) ABSENCE OF ADDITIONAL PARTICIPATION. The Class F shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

4) ABSENCE OF RIGHT TO VOTE. Subject to the provisions of the Companies Act, the Class F shareholders do not have on this basis alone the right to vote at meetings of shareholders of the Company or to attend them or to receive notice of their being held.

5) RIGHT OF REDEMPTION AT THE REQUEST OF THE SHAREHOLDER. Subject to the provisions of the second paragraph of section 123.54 of the Companies Act, each Class F shareholder, at all times and at his discretion, is entitled to require, on written notice, the redemption by the Company of some or all of its shares at a price equal to their "redemption value" to which is added, where appropriate, the amount of dividends accumulated but not paid with respect to the Class F shares. The redemption occurs in accordance with the procedure established in section C) of Part II of Schedule A, which is attached to the articles of incorporation of the Company.

     a)   REDEMPTION VALUE
          The "REDEMPTION VALUE" of each share corresponds to the amount paid for this share to the subdivision of the issued and paid-up share capital account attached to the Class F shares, to which amount is added a premium equal to the surplus of the fair market value of the consideration received by the Company at the issuance of this Class F share on the total consisting of:

          i) the amount paid for this share to the subdivision of the issued and paid-up share capital account attached to the Class F shares; and

          ii) the fair market value of any asset other than a Class F share given by the Company in payment of this consideration.

     b)   DETERMINATION OF THE FAIR MARKET VALUE OF THE CONSIDERATION
          At the issuance of the Class F shares, the Company and each subscriber to Class F shares determine by mutual agreement and in good faith, using a method deemed fair and reasonable, the fair market value of each of the assets belonging to the consideration received by the Company at the issuance of these Class F shares.

     c)   ADJUSTMENT OF THE PREMIUM IN CASE IT IS DISPUTED BY A GOVERNMENT
          AGENCY
          In case of disagreement from Revenue Quebec or Revenue Canada or both regarding the evaluation of the fair market value of one or more of the assets included in the consideration received by the Company at the issuance of the Class F shares, the government evaluation in question prevails. The amount of the premium relating to the redemption of Class F shares is adjusted accordingly, if the department in question provides the Company and each shareholder, or in case of the full redemption of the shares, to the Company and each former shareholder of Class F, the opportunity to contest the evaluation with the department or before the courts. In case of divergence between the provincial and the federal evaluation, the lower of the evaluations fixed in accordance with a non-contested assessment or a final judgment, as appropriate, is used.

          If, before the redemption value provided in the last sentence is adjusted, the Company has paid in cash or in other form of consideration to a holder of Class F preferred shares as part of a redemption of shares or a purchase of Class F preferred shares at the discretion of the holder or the Company, a sum with respect to the Class F preferred shares that is different from the redemption value so adjusted, the holder or the Company, as appropriate, will then immediately pay the holder or the Company, as appropriate, the amount necessary to ensure that the amount paid as part of this redemption or purchase is equal to the adjusted redemption value.

          Moreover, if at the time of the readjustment, dividends have already been declared and paid on the Class F preferred shares, these dividends will be adjusted so as to reflect the adjustment of the redemption value.

6)   RIGHT OF PURCHASE BY PRIVATE AGREEMENT. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may, at any time, when it deems it appropriate and without giving notice or taking into account of other classes of shares, buy by private agreement and at the best possible price, some or all of the Class F shares issued and outstanding. This purchase price must however never exceed the redemption value mentioned in paragraph 5) above or exceed the book value of the net assets of the Company.

                                 [QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                    I hereby attest that


                    VIDEOTRON (1998) LTEE


                    has amended its articles on February 7, 2002, pursuant to
                    Part IA of the Companies Act, as indicated in the attached articles of amendment.






FILED IN THE REGISTER ON FEBRUARY 8, 2002
UNDER DESIGNATING NO. 1147950779

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

R830L19(77V00FA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

--------------------------------------------------------------------------------

1    Company Name

         Videotron (1998) Ltee
--------------------------------------------------------------------------------

2    |_|  Petition submitted under section 123.140 ff. of the Companies Act

3    The articles of the Company are amended as follows:

     By cancellation of the rights, privileges, conditions and restrictions attached to Class D Preferred Shares, of which none is currently issued and outstanding, and their replacement by Schedule 1 appended hereto as an integral part of this filing.

--------------------------------------------------------------------------------

4. Date of coming into force if different     5. Name of Company (or
   from date filing (see instructions)           designation no.) prior to of
                                                 the amendment if different
                                                 from that appearing in box 1:

                  N/A                                           N/A

--------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.

Signature of the authorized director:   [signed]



--------------------------
  For official use only:

  Gouvernement du Quebec
     filed on
     February 7, 2002

  Inspector General of
  Financial Institutions
--------------------------

                                   SCHEDULE A
              TO THE ARTICLES OF AMENDMENT OF VIDEOTRON (1998) LTEE

D) CLASS D PREFERRED SHARES: The number of Class D shares is unlimited and the consideration, paid to the subdivision of the issued and paid-up share capital account attached to these shares is also unlimited; these shares are with no par value and have the following rights, privileges, conditions and restrictions:

1) DIVIDEND. When the Company declares a dividend, each Class D shareholder shall be entitled to receive, up to the dividend declared, with priority over all other classes, from the funds declared for the purposes of paying dividends, an annual, preferred and cumulative dividend of 10.25% per year, and not more, calculated daily on the "redemption value" of the Class D shares, as paragraph 5) below defines this "redemption value". These dividends, whether declared or not, accumulate and will be cumulative from the date of issue of the said preferred shares. It is the responsibility of the directors to determine the time and terms of their payment.

2) REIMBURSEMENT. If for any reason but in particular in case of dissolution, voluntary liquidation or forced liquidation, there is a partial or total distribution of the assets of the Company to the shareholders, each Class D shareholder is entitled, in priority over the shareholders of all other classes, to the payment of the "redemption value" of the Class D shares, as paragraph 5) below defines this "redemption value," to which value is added, where appropriate, the amount of dividends accumulated but not paid with respect to the Class D shares.

     INSUFFICIENT ASSETS

     If the assets of the Company prove to be insufficient to pay in full the amount due to the Class D shareholders in accordance with the above, they will share proportionally to the redemption value of the Class D shares they hold.

3) ABSENCE OF ADDITIONAL PARTICIPATION. The Class D shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

4) ABSENCE OF RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, the Class D shareholders do not have on this basis alone the right to vote at meetings of shareholders of the Company or to attend them or to receive notice of their being held.


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                                       2


5) RIGHT OF REDEMPTION AT THE REQUEST OF THE SHAREHOLDER. Subject to the provisions of the second paragraph of section 123.54 of the COMPANIES ACT, each Class D shareholder, at all times and at its discretion, is entitled to require, on written notice, the redemption by the Company of some or all of these shares at a price equal to their "redemption value" to which is added, where appropriate, the amount of dividends accumulated but not paid with respect to the Class D shares. The redemption occurs in accordance with the procedure established in section C) of Part II of Schedule A, which is attached to the articles of incorporation of the Company.

     a)   REDEMPTION VALUE
          The "REDEMPTION VALUE" of each share corresponds to the amount paid for this share to the subdivision of the issued and paid-up share capital account attached to the Class D shares, to which amount is added a premium equal to the surplus of the fair market value of the consideration received by the Company at the issuance of this Class D share on the total consisting of:

          i) the amount paid for this share to the subdivision of the issued and paid-up share capital account attached to the Class D shares; and

          ii) the fair market value of any asset other than a Class D share given by the Company in payment of this consideration.

     b)   DETERMINATION OF THE FAIR MARKET VALUE OF THE CONSIDERATION
          At the issuance of the Class D shares, the Company and each subscriber to Class D shares determine by mutual agreement and in good faith, using a method deemed fair and reasonable, the fair market value of each of the assets belonging to the consideration received by the Company at the issuance of these Class D shares.

     c)   ADJUSTMENT OF THE PREMIUM IN CASE IT IS DISPUTED BY A GOVERNMENT
          AGENCY
          In case of disagreement from Revenue Quebec or Revenue Canada or both regarding the evaluation of the fair market value of one or more of the assets included in the consideration received by the Company at the issuance of the Class D shares, the government evaluation in question prevails. The amount of the premium relating to the redemption of Class D shares is adjusted accordingly, if the department in question allows the Company and each shareholder, or in case of the full redemption of the shares, the Company and each former Class D shareholder, the opportunity to contest the evaluation with the department or before the courts.


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                                       3


          In case of divergence between the provincial and the federal evaluation, the lower of the evaluations fixed in accordance with a non-contested assessment or a final judgment, as appropriate, is used.

          If before the redemption value provided in the last sentence is adjusted, the Company has paid in cash or in other form of consideration to a holder of Class D preferred shares as part of a redemption of shares or a purchase of Class D preferred shares at the discretion of the holder or the Company, a sum with respect to the Class D preferred shares that is different from the redemption value so adjusted, the holder or the Company, as appropriate, will then immediately pay the holder or the Company, as appropriate, the amount necessary to ensure that the amount paid as part of this redemption or purchase is equal to the adjusted redemption value.

          Moreover, if at the time of the readjustment, dividends have accumulated, whether declared or not, and not paid or dividends have already been declared and paid on the Class D preferred shares, these dividends will be adjusted so as to reflect the adjustment of the redemption value.

6) UNILATERAL RIGHT OF REDEMPTION BY THE COMPANY. Subject to the provisions of the second paragraph of section 123.53 of the COMPANIES ACT the Company, at any time, when it deems it appropriate and upon written notice of at least thirty (30) days, may redeem unilaterally all or some of the Class D shares at a price equal to the redemption value as paragraph 5) above defines this redemption value, to which price is added, where any, the amount of dividends accumulated but not paid with respect to Class D shares. The redemption occurs in accordance with the procedure in section D) of Part II of Schedule A attached to the articles of incorporation of the Company with such modifications as the circumstances require.

7)   RIGHT OF PURCHASE BY PRIVATE AGREEMENT. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may, at any time, when it deems it appropriate and without giving notice or taking into account of other classes of shares, buy by private agreement and at the best possible price, some or all of the Class D shares issued and outstanding. This purchase price must however never exceed the redemption value mentioned in paragraph 5) above or exceed the book value of the net assets of the Company.